WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED, AND THE PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED

At a meeting of the William Blair Large Cap Growth Fund’s (the “Fund”) shareholders held on November 12, 2020, the Fund’s shareholders voted to approve a change to the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from a “diversified” to a “non-diversified” fund.

Accordingly, effective immediately, the Fund is classified as a “non-diversified” fund within the meaning of the 1940 Act and the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The second sentence of the first paragraph under the section titled “Principal Investment Strategies” in the Summary Prospectus and in the summary section of the Prospectus is replaced with the following:

The Fund invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap domestic growth companies that are expected to exhibit quality growth characteristics.

The following sentence is added as the fourth paragraph under the section titled “Principal Investment Strategies” in the Summary Prospectus and in the summary section of the Prospectus:

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The following is added under the section titled “Principal Risks” in the Summary Prospectus and in the summary section of the Prospectus immediately preceding “Operational and Technology Risk”:

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The chart titled “U.S. and Global/International Equity Funds” in the “PRINCIPAL RISKS” section of the Prospectus is updated to reflect the inclusion of “Non-Diversification Risk” for the Fund.

In the “PRINCIPAL RISKS” section of the Prospectus, the following is added immediately following “LIBOR Transition Risk”:

Non-Diversification Risk. The Large Cap Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds.

Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Dated: November 16, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus and Prospectus for future reference.

WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020, AS SUPPLEMENTED

At a meeting of the William Blair Large Cap Growth Fund’s (the “Fund”) shareholders held on November 12, 2020, the Fund’s shareholders voted to approve a change to the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from a “diversified” to a “non-diversified” fund.

Accordingly, effective immediately, the Fund is classified as a “non-diversified” fund within the meaning of the 1940 Act and the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph under the section titled “INVESTMENT POLICIES AND RESTRICTIONS” is replaced in its entirety with the following:

The Trust has adopted certain fundamental investment restrictions for each Fund that, along with the Fund’s investment objective, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. Each Fund, except the Large Cap Growth Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, each Fund (except the Large Cap Growth Fund) may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each Fund’s election (except the Large Cap Growth Fund) to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund. The Large Cap Growth Fund has elected to be classified as a non-diversified series of an open-end management investment company. As a non-diversified series of an open-end management investment company, the Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a Fund will meet its investment objective.

The following is added in the section titled “INVESTMENT PRACTICES AND RISKS” immediately following “New Companies”:

Non-Diversification Risk. The Large Cap Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The seventh sentence of the section titled “TRUST HISTORY” is replaced in its entirety with the following:

All of the series of the Trust, except the Large Cap Growth Fund and the Emerging Markets Debt Fund (a series of the Trust which is offered through a separate registration statement), are diversified portfolios.

Dated: November 16, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Statement of Additional Information for future reference.